                                                               EXHIBIT 10.17



                      AMENDMENT NO. 1 TO CREDIT AGREEMENT
                                  AND CONSENT


         THIS AMENDMENT AGREEMENT is made and entered into as of this 18th day of September, 1996, by and among MEDPARTNERS, INC., a Delaware corporation as Borrower, NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), as Administrative Agent for the Lenders, THE FIRST NATIONAL BANK OF CHICAGO, as Documentation Agent for the Lenders, and the Lenders, as each of such capitalized terms is defined under the Credit Agreement described below;

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have entered into a Credit Agreement dated as of September 5, 1996 (the "Credit Agreement") pursuant to which the Lenders have agreed to make Loans to the Borrower in the principal amount of up to $1,000,000,000 and to provide certain related credit facilities; and

         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended, including the requirement that Material Subsidiaries execute and deliver Guaranties and that the Guaranties of Material Subsidiaries executed and delivered as of the Closing Date be released; and

         WHEREAS, the Agents and the Lenders, subject to the terms and conditions hereof, are willing to make such amendments and release the Guaranties, as provided herein;

         NOW, THEREFORE, the Borrower, the Agents and the Lenders do hereby agree as follows:

         1. Definitions. The term "Credit Agreement" as used herein and in the other Loan Documents (as defined in the Credit Agreement) and all other references to the Credit Agreement shall mean and refer to the Credit Agreement referred to above, as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definition provided therefor in the Credit Agreement.

         2. Certain Amendments to Credit Agreement. Subject to the conditions hereof, the Credit Agreement is hereby amended as follows:

                 (a) the following new definitions are added to Section 1.1:

                          "Indenture Notes Redemption Date" means the date upon
                 which the Borrower shall furnish to the Administrative Agent evidence satisfactory to the Administrative Agent that not less than $51,000,000 aggregate principal amount of the Indenture Notes shall have been redeemed, defeased, or otherwise effectively retired and are no longer outstanding."

                          "Senior 1996 Notes" means the senior unsecured notes
                 due 2006 issued or to be issued by the Borrower, the registration statement for which shall be filed with the Securities and Exchange Commission on or before October 15, 1996."

                          "Senior 1996 Notes Indenture" means the Indenture
                 between the Borrower, as issuer and a trustee for the holders of Senior 1996 Notes, providing for the issuance of the Senior 1996 Notes.";

                 (b) The definition of "Indenture Note Purchases" in Section
         1.1 is amended by deleting the phrase "or any Guarantor other than Caremark, Inc.";

                 (c) Sections 2.1(a), 2.1(b), 3.1 and 5.2(e) are amended by deleting the phrase "Guaranty Limitation Release Date" in each place it appears and substituting in lieu thereof the phrase "Indenture Notes Redemption Date";

                 (d)  Section 7.19 and Exhibit J are deleted in their entirety;

                 (e) Section 7.20 is deleted in its entirety;

                 (f) Clause (e) of each of Sections 8.4 and 8.6 is amended by deleting the phrase "until the Guaranty Limitation Release Date," in each place it appears;

                 (g) Clause (h) of Section 8.6 is amended by deleting the phrase "or any Guarantor other than Caremark, Inc.";

                 (h) Section 8.15 is amended by (x) renumbering clause "(ii)" as clause "(iii)" and inserting immediately after the phrase "(i) the Indenture and the other Assumed Debt," the following new clause (ii):

                 "(ii) the Borrower may enter into the Senior 1996 Notes Indenture containing the limitations on the creation or incurrence of Liens in the form attached hereto as Amendment No. 1 - Exhibit A (provided that this clause (ii) shall not be deemed to confer any right of the Borrower or any Subsidiary to incur, create or permit to exist any Lien, charge or other encumbrance otherwise prohibited by Section 8.3 hereof),";

                 (i) Amendment No. 1 - Exhibit A in the form attached hereto is hereby made a part of the Credit Agreement; and

                 (j) Section 3 of Exhibit I, styled "Caremark Excess Cash Flow," is deleted in its entirety.

         3. Consent to Release and Termination of Guaranties . The parties hereto hereby consent to the release and termination of all Guaranties previously delivered to the Administrative Agent or the Lenders under the Credit Agreement. Upon this Amendment Agreement becoming effective, all such Guaranties shall be deemed without further action to be released, terminated, and of no further force or effect.

         4. Representations and Warranties. The Borrower hereby represents and warrants that:

                 (a) The representations and warranties made by or with respect to the Borrower and its Subsidiaries in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof;

                 (b) There has been no material change in the business, properties, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the Closing Date, other than changes in the ordinary course of business, none of which could reasonably be expected to have a Material Adverse Effect;

                 (c) The business and properties of the Borrower and its Subsidiaries are not, and since the Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                 (d) Immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing.

         5. Conditions. This Amendment Agreement shall become effective upon satisfaction of all of the following conditions:

         (i) the Borrower shall deliver or cause to be delivered to the Agent, the following:

                 (a) counterparts (in number requested by the Administrative Agent) of this Amendment Agreement duly executed by the Borrower;

                 (b) an opinion of counsel for the Borrower in form and content acceptable to the Administrative Agent and its special counsel, and including without limitation opinions as to the authorization, execution, delivery and binding effect of this Amendment Agreement;

                 (c) payment in full of (i) all fees payable to the Administrative Agent and the Lenders, and (ii) the fees and expenses of the Administrative Agent and its special counsel accrued to the date hereof; and

                 (d) such other instruments and documents as the Administrative Agent may reasonably request;
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         (ii)  the Administrative Agent shall receive the written consent to this Amendment Agreement of the Agents and the Lenders;

         (iii) the Senior 1996 Notes shall have been issued pursuant to the Senior 1996 Notes Indenture in an aggregate principal amount of not less than $200,000,000; and

         (iv) all instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and its special counsel; the Administrative Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of the Borrower to enter into the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its special counsel; and

         6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof, and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, in connection herewith have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except in the manner provided in the Credit Agreement.

         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents (other than the Guaranties) are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                    MEDPARTNERS, INC.
WITNESS:

---------------------               By:
                                       ----------------------------------------
---------------------               Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------





                                    NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), as Administrative Agent for the Lenders


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Documentation Agent for the Lenders


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    NATIONSBANK, NATIONAL ASSOCIATION (SOUTH)


                                    By:
                                       ----------------------------------------
                                    Name:   James S. Scully
                                    Title:    Vice President

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH, Managing
                                    Agent


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                    Managing Agent


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    BANK OF AMERICA NT & SA, Co-Agent


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE BANK OF NOVA SCOTIA, Co-Agent


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    Co-Agent


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE NIPPON CREDIT BANK, LTD., LOS ANGELES
                                    AGENCY, Co-Agent


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    AMSOUTH BANK OF ALABAMA


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    BANKERS TRUST COMPANY


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE DAI-ICHI KANGYO BANK, LIMITED
                                    ATLANTA AGENCY


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    DEUTSCHE BANK AG NEW YORK BRANCH
                                    AND/OR CAYMAN ISLANDS BRANCH


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE FUJI BANK, LTD. - ATLANTA AGENCY


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    MELLON BANK, N.A.


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    PNC BANK, KENTUCKY, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE SANWA BANK, LIMITED ATLANTA AGENCY


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE SUMITOMO BANK, LIMITED, ATLANTA AGENCY


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    WACHOVIA BANK OF GEORGIA


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                        AMENDMENT NO. 1 - EXHIBIT A